AFL-CIO HOUSING INVESTMENT TRUST
                      SEMI-ANNUAL REPORT JUNE 30, 1999

                          REPORT TO PARTICIPANTS


THE AFL-CIO HOUSING INVESTMENT TRUST CONTINUED TO BRING ITS PARTICIPANTS HIGHLY COMPETITIVE RETURNS IN THE FIRST SIX MONTHS OF 1999 AS IT REACHED RECORD LEVELS OF GROWTH. IN A PERIOD OF CONSIDERABLE VOLATILITY IN THE FINANCIAL MARKETS, THE TRUST MAXIMIZED RETURNS THROUGH ACTIVE MANAGEMENT OF THE PORTFOLIO, PRODUCING RETURNS FAVORABLE TO INDUSTRY BENCHMARKS, AS SHOWN IN THIS REPORT. WITH ITS STEADILY INCREASING ASSETS AND AN INVESTMENT STRATEGY THAT GIVES ORGANIZED LABOR UNPRECEDENTED PROMINENCE IN OUR NATION'S HOUSING AND COMMUNITY DEVELOPMENT EFFORTS, THE TRUST IS POISED TO MAKE THIS ANOTHER HIGHLY SUCCESSFUL YEAR.

GROWTH AND PERFORMANCE

Total net assets topped $2.098 billion at June 30 as the Trust continued its robust expansion. During this period, total net assets grew by 4 percent.

The Trust continued to enjoy strong investor confidence, as evidenced by the $105 million in new investment made during this period. A further indicator of investor confidence was the 91 percent reinvestment rate as participants reinvested $60 million in earnings.

Nine new participants joined the Trust during the first and second quarters, bringing the total number of investors to 416 at June 30.

The Trust's gross rates of return were highly competitive with the industry benchmark, as shown in the accompanying table. Despite the sharp increase in interest rates during the six months, the Trust's gross rate of return was 84 basis points above its primary benchmark, the Lehman Brothers Aggregate Bond Index. Over the longer term, the Trust's performance also continued to compare favorably with that Index.

This steady performance reflected the success achieved in managing the portfolio to minimize market risk and maximize returns, through careful analysis and balancing of investments as discussed below. At the same time, effective cash management and new operational efficiencies enabled the Trust to maintain a high percentage of assets in higher yielding investments.

The number of outstanding units of participation held by participants was 1,958,757.70 units at June 30, with a net asset value per unit of $1,071.25. AS with other fixed income investments, the Trust experienced an unrealized loss in value due to rising interest rates, amounting to $43.83 per unit during the six month period.

                                          [photograph of union worker]

PERFORMANCE

                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
HOUSING INVESTMENT TRUST GROSS RETURNS  3.65%      8.24%    8.97%      8.86%
LEHMAN BROTHERS AGGREGATE BOND INDEX    3.15%      7.23%    7.83%      8.15%

Note: Returns for the periods exceeding one year are annualized.

LOAN PRODUCTION

The Trust's loan production activity during this period focused on enhancing value. The Trust was successful in maintaining increased exposure in the area of single-family investments, which had the effect of lowering the duration of the portfolio and preserving value as interest rates increased. The production of new loans and strategic repositioning of the portfolio resulted in a total of $382 million in new investment funding in the first two quarters.

The Trust committed $174.4 million year to date to finance housing in areas ranging from New Jersey to Kentucky to California. The majority of these commitments, $119.4 million, will finance the construction of nine multi-family projects with over 1,200 units of housing. The Trust's expanding single-family program accounted for the remaining $55.0 million in new commitments, as it made its affordable homeownership mortgages available for the first time to union members and municipal employees in Atlanta, Detroit, Las Vegas, New York and Philadelphia. These cities joined Boston, Chicago, Columbus, Minneapolis, New Orleans, Oakland, St. Paul, San Francisco and Seattle, where the mortgage program has been underway.

PORTFOLIO DISTRIBUTION

The Trust remained a significant player in the FHA multi-family markets. At the same time, it strengthened its role in other single-family and multi-family product lines through its partnerships with Fannie Mae, Freddie Mac, and a growing number of city and state housing finance agencies.

The portfolio distribution at June 30 is shown in the accompanying chart. The portfolio offered a high degree of security to pension investors, as over 97 percent of its long-term investments at June 30 were insured or guaranteed by the U.S. government or government-sponsored enterprises such as Fannie Mae and Freddie Mac.

PORTFOLIO

FHA MORTGAGES                             29.2%
GNMA CONSTRUCTION LOANS                    7.1%
FHA CONSTRUCTION LOANS                     5.6%
MORTGAGE-BACKED SECURITIES                54.0%
SHORT-TERM                                 1.7%
LOCAL INITIATIVES                          2.4%

To obtain the competitive returns it achieved in this changing interest rate environment, the Trust continued to closely monitor portfolio yield, duration and convexity and to make appropriate adjustments as market conditions warranted. This enabled the Trust to minimize the unrealized losses in value which were widely experienced in the fixed income markets during this period.

The Trust's active cash management strategy also showed dramatic results in reducing investments in short-term instruments, thereby increasing overall yields. The implementation of new policies and procedures on intermediate investments, as approved by participants last year, also helped enhance yield from funds under management.

Continuing upgrades of the financial management information systems also contributed to efficiencies in trust operations. During this period, the Trust took steps to begin the implementation of its new participants database system. The system expedites the production of month-end financial reports and increases the Trust's ability to provide accurate and timely information to participants on their investments.

The opening of the Trust's new web site, www.aflcio-hit.com, created another means of delivering information to participants and others about Trust performance and investment activities.

To assure readiness for the Year 2000, the Trust engaged Booz-Allen & Hamilton to conduct an independent verification and validation of all information systems. This assessment concluded that the Trust's mission critical information systems are Y2K compliant. The Trust expects to complete work on all remaining compliance issues by September 30, so participants can be confident that services will continue smoothly at the new year.

The ratio of expenses to average net assets again ranked among the lowest in the industry, at 37 basis points (0.37 percent) for the year ended June 30.

                                   [photograph of union worker]

INVESTMENT INITIATIVES

The growing number of Trust-financed housing developments across the country stand as tangible symbols of unions' dedication to strong communities. Through projects like the ones described here, labor organizations play central roles in housing and community development.

The Trust started the year with a groundbreaking in Jefferson Parish, Louisiana, where union workers are now engaged in extensive renovation of the Jefferson Place Apartments. The Trust is providing $4.3 million in financing and $8.5 million in Section 8 rental assistance through its partnership with HUD to create attractive, affordable residences for 112 families.


AFL-CIO President John Sweeney and Philadelphia Mayor Edward Rendell led a festive ribbon-cutting for the historic Carl Mackley Apartments (right). The high profile community event celebrated the renovation of apartments built in 1934 by the Full Fashion Hosiery Workers Union. The Trust provided $9.2 million in construction and permanent financing and $12.7 million in Section 8 authority.

A competitive bidding process selected the Trust to provide construction financing for the $54 million Southampton at Newport in Jersey City, New Jersey. This 35-story apartment building is a key component of the city's riverfront renewal. It will join three other residential towers along the Hudson, two of which, Towers of America East and West (left), were built with Trust financing.

With construction nearly completed on the Homestead at Montvale (below), apartments are being leased at this seniors development in an enterprise zone in Springfield, Illinois. Working with the Illinois Housing and Development Authority, the Trust provided $6 million in financing for this 160 unit, mixed income development.

More union homebuyers will be able to take advantage of the Homeownership Opportunity Initiative's attractive mortgages as a result of recent changes adopted by the Trust and its partner, Fannie Mae. New relationships forged with one of the country's largest residential lenders, and with the home mortgage program created by Local 1199 in New York City, provide a foundation for expanding the program beyond the 14 cities currently participating.


[photographs and renderings of Trust projects]

FUTURE OUTLOOK

Growing assets and recognized technical expertise make the Trust a highly sought partner in community development. The Trust will offer even greater financing capacity in the period ahead as a result of charter amendments expanding its authority to securitize loans with insurance from private investors and to finance state and local government-sponsored projects that meet specified underwriting criteria.

The new authority enables the Trust to pursue a wider range of financing options with state and local governments and community organizations, without materially increasing risk. That flexibility is important because traditional sources of credit enhancement-FHA, Fannie Mae, and Freddie Mac-face statutory limits that restrict the investment opportunities available to the Trust. The new authority creates exciting opportunities for partnerships with city and state housing officials, community organizations, and developers. A vehicle for these investments will be the Family Housing Initiative that is one cornerstone of the Trust's Urban Investment 2000 strategy-the blueprint for Trust investments in coming years.

The Trust's expanded financing authority will complement the further expansion of single-family initiatives and a strong pipeline of multi-family housing projects, providing a basis for continued investment success in the period ahead. Guided by proven portfolio management policies that have consistently provided investors with high security and competitive returns, the Trust continues to be an attractive option for pension plans.


[signature of Stephen Coyle]
Stephen Coyle
Chief Executive Officer


[signature of Michael M. Arnold]               [photograph of union worker]
Michael M. Arnold
Executive Vice President


[signature of ElChino M. Martin]
ElChino M. Martin
General Counsel

1999 PARTICIPANTS MEETINGS

A Special Meeting of Participants was held in Washington, DC, on January 29, 1999. The purpose of the meeting was to consider amendments to the Trust's Charter to modify certain of the underwriting criteria for state and local government-sponsored projects on which the Trust is authorized to invest. At the meeting, Participants approved the amendments by a vote of 1,278,062.3862 for, 39.3460 against, 0.0000 abstentions, and 497,716.7751 votes not cast.

The 1999 Annual Meeting of Participants was held in Washington, DC, on June 4, 1999. The following matters were put to a vote of Participants, through the solicitation of proxies, at the meeting.

Richard Ravitch was reelected to chair the Board of Trustees by a vote of 1,134,991.4076 for, 0.0000 against, 507.8599 abstentions, and 758,884.1156 votes not cast.

The table below details votes pertaining to Trustees who were elected at the Annual Meeting.

The following Trustees were not up for election because their terms continued after the date of the Annual Meeting: Arthur Coia, John Cullerton, Terrance Duvernay, Alfred Fleischer, Robert Georgine, Edwin Hill, Frank Hurt, John Joyce, Martin Maddaloni, Michael E. Monroe, Marlyn Spear, Tony Stanley, John Sweeney, and Patricia Wiegert.

Participants considered amendments to the Trust's Charter to modify certain of the criteria for state and local government-related projects and privately collateralized loans in which the Trust us authorized to invest. Participants approved the amendments by a vote of 1,134,853.6137 for, 321.799 against,
323.8539 abstentions, and 758,884.1156 votes not cast.

Arthur Andersen LLP was ratified as the Trust's Public Accountants by a vote of 1,135,379.2336 for, 120.0339 against, 0.0000 abstentions, and 758,884.1156 votes not cast.


-----------------------------------------------------------------------------
                      Votes          Votes         Votes         Votes
Trustee                For          Against       Abstained     Not Cast
-----------------------------------------------------------------------------

Linda Chavez-
   Thompson       1,135,499.2675       0.0000     0.0000     758,884.1156
Frank Hanley      1,135,499.2675       0.0000     0.0000     758,884.1156
Andrew Stern      1,135,399.2675       0.0000     0.0000     758,884.1156
Richard Trumka    1,135,499.2675       0.0000     0.0000     758,884.1156
Walter Kardy      1,134,386.4674     215.8964   896.9037     758,884.1156
George Latimer    1,134,386.4674     215.8964   896.9037     758,884.1156


                   AMERICAN FEDERATION OF LABOR
                AND CONGRESS OF INDUSTRIAL ORGANIZATIONS

                     HOUSING INVESTMENT TRUST


                      FINANCIAL STATEMENTS

                           JUNE 30,1999

AFL-CIO HOUSING INVESTMENT TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999  (Dollars in thousands unless noted; unaudited)

ASSETS

Investments, at value (amortized cost $2,078,076)     $2,078,721
Cash                                                         761
Accrued interest receivable                               13,825
Accounts receivable                                        5,445
Prepaid expenses and other assets                          2,632
                                                      ----------

TOTAL ASSETS                                          $2,101,384


LIABILITIES

Accounts payable and accrued expenses                       $827
Redemptions payable                                           75
Refundable deposits                                        1,254
Income distribution payable, net of dividends
reinvested of $10,322                                        918
                                                      ----------

TOTAL LIABILITIES                                         $3,074
                                                      ----------

Net assets applicable to participants' equity -
    certificates of participation;
    authorized unlimited; outstanding
    1,958,758 units (note 5)                          $2,098,310
                                                      ----------
                                                      ----------

Net asset value per unit of participation
    (in dollars)                                      $1,071.25

See accompanying notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999 (Dollars in thousands; unaudited)

FHA Mortgages (29.2%)

Interest        Maturity           Face         Amortized          Value
 Rate             Date            Amount           Cost
Single-Family

  7.75%          Jul-2021          $1,009        1,009              1,029
  8.00%          Jul-2021           1,133          758                773
 10.31%          Feb-2016              75           75                 75
 11.31%          Mar-2016              87           87                 87
                                  ----------------------------------------
                                    1,929        1,922              1,965

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999(Dollars in thousands; unaudited)

FHA MORTGAGES (29.2%)

Interest        Maturity              Face      Amortized   Value
 Rate             Date               Amount       Cost
Multi-Family

  6.50%         Aug-2004               14,268     14,268     14,115
  6.75%         Nov-2037                3,644      3,186      3,474
  7.13%         Nov-2038                7,498      7,424      7,307
  7.20%         Aug-2039                    0          0        (46)
  7.25%         Oct-2039                    0          0     (1,324)
  7.50%         Nov-2022                7,454      7,538      7,486
  7.55%         Aug-2012-Nov-2037      10,069      9,916     10,149
  7.63%         Dec-2027-Jun-2037      78,301     78,071     79,240
  7.70%         Apr-2038-Oct-2039      97,592     95,673     99,379
  7.75%         Nov-2034-Oct-2038      25,423     25,457     25,980
  7.80%         Dec-2038               21,762     21,769     22,292
  7.85%         Sep-2037                2,609      2,609      2,677
  7.88%         Mar-2034-Mar-2037      16,469     16,654     16,908
  7.93%         Jul-2035               19,542     19,551     19,997
  7.97%         Jul-2038                4,121      4,038      4,270
  8.00%         Sep-2031-Jun-2038      23,290     23,113     23,807
  8.13%         Apr-2028-Apr-2038      23,057     23,075     23,950
  8.18%         Nov-2036               36,739     36,295     38,326
  8.25%         Feb-2026-Feb-2037      37,008     37,036     38,582
  8.30%         Nov-2027-Jun-2036      11,144     11,093     11,613
  8.31%         Mar-2038               22,927     22,605     24,206
  8.38%         Jan-2027               16,137     16,144     16,691
  8.40%         Apr-2012-Jan-2024      12,495     12,240     12,909
  8.50%         Apr-2012-Feb-2035      13,069     12,963     13,614
  8.60%         Jan-2028                2,034      2,037      2,103
  8.63%         Dec-2029                4,218      4,221      4,416
  8.75%         May-2036-Sep-2036      12,263     12,161     13,090
  8.80%         Oct-2032                5,621      5,624      5,843
  8.88%         Sep-2029-Jun-2036      10,350     10,263     10,922
  9.13%         Dec-2033-May-2035       7,568      7,568      7,890
  9.25%         Feb-2029-Jun-2036      29,848     29,854     31,285
  9.38%         Jun-2034                1,864      1,894      1,966
  9.50%         Jul-2027                  377        386        415
  9.75%         Apr-2031                3,588      3,567      3,731
 10.00%         May-2002-Mar-2031       5,845      5,845      6,024
 10.45%         Jan-2030                1,215      1,215      1,271
                                      ------------------------------
                                     $589,410    585,352    604,557
--------------------------------------------------------------------
TOTAL FHA MORTGAGES                  $591,339    587,274    606,522

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999 (Dollars in thousands; unaudited)

FHA CONSTRUCTION LOANS (5.6%)

Interest Rates      Maturity  Commitment   Face    Amortized  Value
  Perm  Const         Date*    Amount     Amount     Cost
Multi-family
NA      6.50%     May-2000  $5,700         $0         0       (44)
6.50%   6.50%     Jul-2040   8,190      3,928     3,843     3,301
6.66%   6.66%     Apr-2040   6,000      6,000     6,000     5,481
6.75%   6.75%     May-2040     980        826       826       756
6.75%   6.75%     Jun-2040   1,103        813       784       758
6.75%   6.75%     Jun-2040   4,667      4,667     4,655     4,319
6.80%   6.95%     Dec-2040   8,900      1,355     1,355       811
6.81%   6.81%     Jul-2040  35,503     17,367    17,367    15,209
6.88%   7.13%     Nov-2030  29,545     10,714    10,714     9,216
6.88%   6.88%     Jul-2040  23,426     14,703    14,703    13,224
6.93%   7.25%     May-2041  28,104      4,183     4,183     2,895
7.00%   7.00%     Apr-2039   6,044      6,053     6,100     5,841
7.13%   7.13%     Apr-2039   8,200      7,501     7,509     7,267
7.17%   7.17%     Oct-2038   4,905      2,558     2,558     2,407
7.50%   7.50%     May-2037  10,145      9,095     9,095     8,993
7.88%   7.88%     Nov-2038   5,282      4,126     4,132     4,249
8.75%   8.80%     Mar-2037  29,095     26,830    26,836    28,862
9.90%  10.00%     Oct-2032   2,262      2,164     2,174     2,249
-----------------------------------------------------------------
TOTAL FHA CONSTRUCTION LOANS         $122,881   122,833   115,794

*  Permanent mortgage maturity date.

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999(Dollars in thousands; unaudited)

GINNIE MAE SECURITIES (23.1%)

Interest    Maturity            Face    Amortized     Value
  Rate        Date              Amount      Cost
SINGLE FAMILY

 6.50%      Jul-2028-Dec-2028    $2,070     2,070       1,991
 7.00%      Apr-2026-Dec-2028    97,751    99,578      96,404
 7.50%      Apr-2013-Apr-2029   181,110   185,927     183,265
 8.00%      Dec-2009-May-2028    80,158    82,756      82,435
 8.50%      Jun-2022-Dec-2024    22,448    23,004      23,564
 9.00%      May-2016-Jun-2025    10,697    11,052      11,389
 9.50%      May-2019-Sep-2021     2,989     3,041       3,209
10.00%      Jun-2019                 21        21          22
11.00%      Oct-2015-Sep-2016        38        38          42
11.25%      Oct-2015                 86        86          94
12.00%      Apr-2015-Jun-2015        56        56          62
12.25%      Apr-2015                  4         4           4
13.00%      Jul-2014                  2         2           2
13.25%      Dec-2014                  6         6           7
13.50%      Aug-2014                  2         2           2
--------------------------------------------------------------
                               $397,439   407,644     402,493


MULTI-FAMILY

 6.75%      Nov-2038            $15,256    15,033      14,880
 7.50%      Jul-2037-Nov-2037    13,331    13,345      13,608
 7.70%      Jul-2036              8,989     9,032       9,310
 7.88%      Jan-2033-Jul-2039     2,622     2,622       4,172
 8.25%      May-2032-Sep-2036     7,534     7,534       7,719
 8.50%      Jul-2029              7,232     7,232       7,608
 8.75%      Dec-2026              4,344     4,344       4,398
 9.00%      Jun-2030              7,938     7,416       8,019
10.05%      May-2026              1,249     1,249       1,254
12.55%      Jun-2025              6,081     6,005       6,223
                                -----------------------------
                                $74,574    73,811      77,192
-------------------------------------------------------------
TOTAL GINNIE MAE SECURITIES    $472,013   481,455     479,685



SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999 (Dollars in thousands; unaudited)

GINNIE MAE CONSTRUCTION LOANS (7.1%)

Interest Rates  Maturity  Commitment   Face     Amortized    Value
  Perm  Const     Date*     Amount     Amount      Cost

MULTI-FAMILY

6.24%   6.24%    Jan-2040 $26,500      11,285      10,649    9,164
6.50%   6.50%    Apr-2040   3,600       1,316       1,316    1,095
6.50%   6.50%    Sep-2040   6,063          25          (5)    (365)
6.62%   6.62%    Jan-2040  10,010       2,478       2,478    1,954
6.63%   6.76%    Jun-2040   5,632         351         326       50
6.75%   6.90%    Oct-2040  20,647           0           0        0
6.93%   7.07%    Jan-2040   8,460       7,493       7,493    7,245
6.98%   6.98%    Jan-2041  47,090       5,038       5,038    3,519
7.10%   7.10%    Oct-2039  42,137      35,293      35,134   34,627
7.33%   7.76%    Nov-2029  27,555      17,721      17,726   17,838
7.80%   8.00%    Jan-2039  54,238      49,993      50,026   51,923
8.04%   7.88%    Jan-2039  20,958      20,087      20,213   21,195
-----------------------------------------------------------------
TOTAL GINNIE MAE CONSTRUCTION LOANS  $151,080     150,394  147,725

*Permanent mortgage maturity date

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999 (Dollars in thousands; unaudited)

FANNIE MAE SECURITIES (20.2%)

Interest          Maturity           Commitment   Face  Amortized   Value
  Rates            Date                Amount    Amount    Cost
SINGLE-FAMILY

6.00%          Jun-2005-Dec-2028                  $98,792    98,039    93,802
6.50%          Oct-2005-Jun-2029                   94,345    95,345    91,845
7.00%          Jan-2004-Jul-2028                   32,060    32,145    31,972
7.50%          Dec-2007-Aug-2028                   57,939    59,494    58,932
8.00%          Nov-2012-Oct-2026                    4,521     4,698     4,645
8.25%          Oct-2021                                83        83        86
8.50%          Dec-2021                                93        93        97
9.00%          Jan-2024-May-2025                      962     1,002     1,015
                                                 -----------------------------
                                                  $288,796   290,899   282,394

MULTI-FAMILY

5.94%          Aug-2010             $16,500             0        0       (282)
6.25%          Dec-2013                   -         2,787    2,802      2,618
6.38%          Nov-2008                   -        30,626   30,626     30,000
6.50%          Nov-2015               7,400           662      662        280
7.25%          Nov-2011-Jul-2012          -        10,050   10,050     10,248
7.38%          Mar-2015               3,200             0        0        112
7.50%          Jan-2015               3,030         6,813    6,820      6,998
7.63%          Jun-2008-Feb-2013      4,073         1,183    1,168      1,368
7.75%          Sep-2006-Jan-2025      6,170         3,901    3,887      4,159
7.88%          Jan-2007                   -           434      428        452
8.00%          Nov-2019-May-2020          -         7,061    7,019      7,466
8.13%          Sep-2012-May-2020          -        11,714   11,660     12,470
8.25%          Sep-2001-Sep-2025     10,939         9,812    9,812     10,359
8.40%          May-2022                   -           594      606        649
8.63%          Sep-2028                   -         7,327    7,331      8,206
9.00%          Jan-2022                   -         1,111    1,105      1,213
9.13%          Sep-2015                   -         4,058    4,025      4,508
9.25%          Jun-2018-Sep-2026          -         6,801    6,769      7,585
                                                ------------------------------
                                                 $104,933  104,769    108,439

OTHER

5.63%          Mar-2001                           $30,000   30,037     29,955
                                                ------------------------------
                                                  $30,000   30,037     29,955

------------------------------------------------------------------------------
TOTAL FANNIE MAE SECURITIES                      $423,729  425,705    420,788



SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999(Dollars in thousands)

FREDDIE MAC SECURITIES (10.7%)

 Interest   Maturity           Face      Amortized       Value
   Rate       Date             Amount       Cost
SINGLE-FAMILY

6.00%     Mar-2005-Apr-2029   $2,702        $2,719       2,547
6.50%     Mar-2013-Oct-2028   47,196        47,509      46,470
7.00%     May-2004-Mar-2028   51,874        52,828      52,044
7.50%     Nov-2003-Aug-2024   38,664        39,623      39,343
8.00%     May-2008             9,668        10,055       9,881
8.25%     Dec-2022               146           145         151
8.50%     Jul-2024-Jun-2025    4,680         4,712       4,889
9.00%     Mar-2025               352           352         371
                              ---------------------------------
                             116,014       118,391     118,620

MULTI-FAMILY

8.00%     Feb-2009            $7,626       7,635         7,641
                               --------------------------------
                              $7,626       7,635         7,641

OTHER

5.00%     Feb-2001           $30,000      29,695         29,643
5.75%     Jun-2001            30,000      29,910         29,973
                              ----------------------------------
                             $60,000      59,605         59,616

----------------------------------------------------------------
TOTAL FREDDIE MAC SECURITIES $222,908    225,183        222,953

LOCAL INITIATIVES (2.4%)

Interest   Maturity          Commitment     Face     Amortized     Value
  Rate       Date              Amount      Amount       Cost

MULTI-FAMILY

7.70%      Jun-2006-Jun-2029  $41,094       36,648    36,648    36,251
8.00%      May-2025                          4,860     4,845     4,921
8.25%      Jan-2025-Sep-2012    1,516        1,343     1,323     1,353
8.38%      Feb-2007-Jan-2008    1,674        1,732     1,722     1,770
8.63%      Jun-2025                          1,421     1,421     1,476
9.13%      May-2017                            682       687       682
9.39%      Dec-2023                            963       959     1,030
9.50%      Aug-2012-Apr-2024                 2,158     2,168     2,309
-----------------------------------------------------------------------
TOTAL LOCAL INITIATIVES                    $49,807    49,772    49,794

TOTAL LONG-TERM INVESTMENTS             $2,033,757 2,042,616 2,043,261

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999(Dollars in thousands)

SHORT-TERM INVESTMENTS (1.7%)


                          Maturity              Face   Amortized
Description                Date        Rate    Amount    Cost      Value
REPURCHASE AGREEMENTS

Amalgamated Bank          Jul-1999     5.00%  $2,000    2,000       2,000
                                              ----------------------------
                                              $2,000    2,000       2,000

COMMERCIAL PAPER

George Washington
 University               Jul-1999     5.00%  $5,010    5,010       5,010
Hubbell, Inc.             Jul-1999     5.55%   5,550    5,550       5,550
Gillette, Inc.            Jul-1999     5.70%   5,000    5,000       5,000
Morgan Stanley            Jul-1999     5.75%   5,900    5,900       5,900
Xerox Credit Corp.        Jul-1999     5.75%   5,000    5,000       5,000
Goldman Sachs             Jul-1999     5.75%   5,000    5,000       5,000
                                              ---------------------------
                                             $31,460   31,460      31,460


CERTIFICATES OF DEPOSIT

Shorebank                 Sep-1999      4.3%  $2,000      2,000     2,000
                                              ----------------------------
                                              $2,000      2,000     2,000

---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS                 $35,460     35,460      35,460


TOTAL INVESTMENTS                         $2,069,217  2,078,076   2,078,721

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Dollars in thousands; unaudited)

INVESTMENT INCOME
INTEREST:
 FHA mortgages                                                 $24,155
 FHA construction loans                                          4,419
 Ginnie Mae securities                                          23,514
 Fannie Mae securities                                          13,726
 Freddie Mac securities                                          5,343
 Local Initiatives                                               1,594
 Short-term investments                                          1,053
 Discount and (premium) amortization and other income - net     (4,440)
                                                            -----------
TOTAL INCOME                                                   $69,364

EXPENSES

Salaries and fringe benefits                                    $2,274
Legal fees                                                         135
Consulting fees                                                     90
Auditing and tax accounting fees                                    47
Insurance                                                           61
Marketing and sales promotion                                      293
Investment management                                              153
Trustee expenses                                                    25
General expenses                                                   752
                                                             ---------

TOTAL EXPENSES                                                  $3,830
                                                             ---------

Investment Income - net                                        $65,534

Realized gain on sale of investments                               188
Net change in unrealized depreciation on investments           (80,746)
                                                             ----------

Net Loss on Investments                                        (80,558)
                                                            -----------

Net Decrease in net assets resulting from operations          ($15,024)
                                                            -----------
                                                            -----------

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Six Months Ended June 30, 1999 (Dollars in thousands; unaudited)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Investment income - net                                      $65,534
   Net realized gain on sale of investments                      188
   Net change in unrealized appreciation                     (80,746)
                                                            ---------

Net decrease in net assets resulting from operations         (15,024)

Distribution paid to participants or reinvested from:

   Investment income - net                                   (65,534)

Net decrease in net assets from distributions                (65,534)


INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS

Proceeds from the sale of 51,813 units of participation       105,381
   Dividend reinvestment of 45,171 units of participation      59,873
   Payments for redemption of 8,833 units of participation     (9,757)
                                                            ----------

Net increase from unit transactions                           155,497

Total increase in net assets                                   74,939

Net assets, beginning of period                             2,023,371

Net assets, end of period                                  $2,098,310


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust's prospectus.

Participation in the Trust is limited to labor organizations and eligible pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION
Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

Long-term investments, consisting of permanent mortgages, mortgage-backed securities, construction loans and participation certificates, are valued using published prices, dealer bids, or cash flow models discounted using market-based discount and prepayment rates, developed individually for each security. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note with a weighted average life comparable to the security being valued) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On loans for which the Trust finances the construction and permanent mortgage, value is determined based upon the total amount of the commitment for the term of the construction loan plus the permanent mortgage loan.

Short-term investments, consisting of repurchase agreements, certificates of deposit and commercial paper that mature less than sixty days from the balance sheet date, are valued at amortized cost, which approximates value.
Short-term investments maturing more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates. Additional information relative to investment terms and credit risks are described more fully in the Trust's prospectus.

USE OF ESTIMATES
The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

DISTRIBUTIONS TO PARTICIPANTS
At the end of each calendar month, pro rata distribution is made to participants of the net investment income earned during the preceding month. Amounts distributable, but not disbursed, as of the balance sheet date are classified as income distribution payable.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

The Trust offers an income reinvestment plan which allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment approximated 91 percent of distributable income for the six months ended June 30,1999.

INVESTMENT INCOME
Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage loans or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage loan or mortgage-backed security. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

2.  TRANSACTIONS WITH AFFILIATES
During the six months ended June 30,1999, certain members of the Trust's staff provided services to the AFL-CIO Building Investment Trust, a Maryland Group Trust and the Building Investment Trust Corporation, a DC non-profit corporation. The total cost for these services and related expenses for the six months ended June 30, 1999, amounted to $896,000. This amount remains within accounts receivable in the accompanying financial statements.

3.  COMMITMENTS
The assets of the Trust are invested in short-term investments until they are required to fund commitments for construction loans, mortgage-backed securities or permanent mortgages. At June 30, 1999, the Trust had unfunded commitments of approximately $553,000,000 to fund construction and permanent mortgages, and other investments. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments.

4.  INVESTMENT TRANSACTIONS
A summary of investment transactions for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the six months ended June 30,1999 is shown in the Investment Transactions chart on the next page.

INVESTMENT TRANSACTIONS
(Dollars in thousands)
                              FHA       Ginnie    Ginnie Mae    Fannie     Freddie
                    FHA    Construction  Mae     Construction    Mae         Mac         Local
                 Mortgages Securities   Loans      Securities   Securities Securities Initiatives
                --------- ------------ ----------  ------------ --------- ----------  -----------
Balance,
January 1, 1999 $562,165   125,397      536,389     125,377      382,472  126,255      37,629

Purchases and
 construction
 loan advances,
 net of
 discounts           584    51,443       64,529     38,657       92,653   122,258      12,282

Change in
 Discounts and
 (premiums)         (357)      583       (1,082)        26          837     (112)          12

Transfers         57,698   (54,423)       8,333    (11,608)           0        0            0

Principal
 Reductions      (32,816)     (167)    (126,714)    (2,058)     (50,257) (23,218)       (151)

Balance,
 June 30, 1999  $587,274   122,833      481,455    150,394      425,705  225,183      49,772

For the six months ended June 30, 1999, the Trust had net unrealized depreciation in value of investments of $80,746,000. The accumulated unrealized net appreciation in the value of investments of securities was $645,000 as of June 30, 1999.

5.  PARTICIPANTS' EQUITY (dollars in thousands)
Participants' equity consisted of the following at June 30, 1999:

Amount invested and reinvested by current participants     $2,098,931

(Gain)loss on redemption of units of participation             (2,060)

Accumulated net unrealized appreciation in the value
   of investments                                                 645

Accumulated undistributed net realized gain on investments         88


Accumulated undistributed investment income - net                 606
                                                            ---------
NET PARTICIPANTS' EQUITY                                   $2,098,310
                                                            ---------
                                                            ---------

6.  RETIREMENT AND DEFERRED COMPENSATION PLANS
The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multi-employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 17.4 percent of employees' salaries during the six months ended June 30, 1999. The Trust's total pension expense for the six months ended June 30, 1999 was approximately $69,000.

The Trust has a tax deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 15 percent of their annual salary or the applicable IRS limit. The Trust matches dollar for dollar the first $1,450 in contributions. The Trust's 401(k) contribution for the six months ended June 30, 1999 was approximately $69,000.

7.  BANK LOANS
The Trust has a secured $25,000,000 bank line of credit. Borrowings under this agreement bear interest at LIBOR plus one-half percent. Five mortgage-backed securities have been pledged as collateral for the line of credit. As of June 30, 1999, the Trust had no outstanding balance on this line of credit. No compensating balances are required.

SUPPLEMENTAL INFORMATION
Selected Per Share Data and Ratios for the Six Months Ended June 30, 1999 and the Years Ended December 31, 1998, 1997, 1996, and 1995

                     Six Months
                         Ended
                     June 30, 1999   1998        1997      1996      1995
PER SHARE DATA

Investment Income       $37.13       81.89         83.77     84.10      86.50
Expenses                 (2.05)      (4.41)        (4.71)    (4.99)     (5.38)
                       -------------------------------------------------------
Investment Income
   - net                 35.08       77.48         79.06     79.11      81.12

Distribution from
 investment income
   - net                (35.08)     (77.55)       (79.10)   (78.76)    (80.77)
Distribution from
 realized gain on
 investments              0.00       (1.30)        (0.48)      0.00      0.00

NET ASSET VALUE

Beginning of period   1,114.08    1,104.30      1,072.98   1,098.53     991.40

Net realized and
 unrealized gains
 (losses) on
 investments
 Net increase
 (decrease)
 in net asset value     (42.83)       9.78         31.32    (25.55)     107.13
                      --------------------------------------------------------

END OF PERIOD          1,071.25   1,114.08      1,104.30  1,072.98    1,098.53

RATIOS

Ratio of expenses to
 average net assets      0.37%(1)     0.39%      0.43%       0.46%      0.51%

Ratio of net investment
 income to average net
 assets                  6.4%(1)      6.8%       7.2%        7.3%       7.6%

Portfolio turnover rate 23.5%(1)     39.5%      15.3%       20.3%      31.2%

NUMBER OF OUTSTANDING
 UNITS AT END OF PERIOD 1,958,748    1,816,185  1,513,856  1,289,082 1,062,234

See accompanying notes to financial statements.
(1) Percents are annualized.